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                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY

                               RAYOVAC CORPORATION

                            OFFER FOR ALL OUTSTANDING

                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2013

                                 IN EXCHANGE FOR

                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2013

                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED
                   PURSUANT TO THE PROSPECTUS DATED     , 2003

          This notice of guaranteed delivery, or one substantially equivalent to this form, must be used to accept the exchange offer, as defined below, if (i) certificates for Rayovac Corporation's 8 1/2% Senior Subordinated Notes due 2013, the original notes, are not immediately available or if all required documents are unlikely to reach U.S. Bank National Association, the exchange agent, on or prior to the expiration date, as defined below; or (ii) a book-entry transfer cannot be completed on a timely basis. This notice of guaranteed delivery may be delivered by hand, facsimile, mail or overnight carrier to the exchange agent. See "The Exchange Offer--Procedures for Tendering Original Notes" in the prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender old notes pursuant to the exchange offer, (a) a properly completed and duly executed notice of guaranteed delivery must be delivered on or prior to the expiration date and (b) a properly completed and duly executed letter of transmittal relating to the old notes or a facsimile thereof, or an agent's message in lieu thereof, together with the old notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such old notes to the exchange agent's account at The Depository Trust Company, must be received by the exchange agent within three
(3) New York Stock Exchange trading days after the date of execution of this notice of guaranteed delivery. Unless indicated otherwise, capitalized terms used but not defined herein shall have the same meaning given them in the prospectus or the letter of transmittal, as the case may be.


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ,       2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                         U.S. BANK NATIONAL ASSOCIATION

   BY REGISTERED OR CERTIFIED MAIL,             FACSIMILE TRANSMISSIONS
 HAND DELIVERY OR OVERNIGHT DELIVERY:                (651) 495-8158
    U.S. Bank National Association                         or
              EP-MN-WS2N                             (651) 495-8159
         60 Livingston Avenue                 (Eligible Institutions Only)
          St. Paul, MN 55107
      Telephone: (800) 934-6802        CONFIRMATION BY TELEPHONE: (800) 934-6802

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          This notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a letter of transmittal is required to be guaranteed by an "eligible institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the letter of transmittal.

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Ladies and Gentlemen:

          The undersigned hereby tenders to Rayovac Corporation, a Wisconsin corporation, upon the terms and subject to the conditions set forth in the
prospectus dated       , 2003, as the same may be amended or supplemented from
time to time, and the related letter of transmittal, which together constitute the exchange offer, receipt of which is hereby acknowledged, the aggregate principal amount of original notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery."

Aggregate Principal Amount     Name(s) of Registered Holder(s):_________________

Tendered: $____________*
                                                               _________________

Certificate No(s). (if available): _____________________________________________

________________________________________________________________________________

$_______________________________________________________________________________
         (Total Principal Amount Represented by Old Note Certificate(s))

If old notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________________________________________________

Date:___________________________________________________________________________

*Must be in integral multiples of $1,000.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

X______________________________________      ___________________________________

X______________________________________      ___________________________________
 Signature(s) of Owner(s) or                 Date
 Authorized Signatory

Telephone Number:____________________________________________________________

   Must be signed by the holder(s) of the old notes as their name(s) appear(s) on certificates for old notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by Rayovac, provide proper evidence satisfactory to Rayovac of such person's authority to so act.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

 Capacity:    __________________________________________________________________

Address(es):  __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


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                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, including: a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association, each of the foregoing being referred to as an "eligible institution," hereby guarantees to deliver to the exchange agent, at the address set forth herein, either the old notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such old notes to the exchange agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the prospectus, in either case together with a properly completed and duly executed letter of transmittal, or a facsimile thereof, or an agent's message in lieu thereof, and any other required documents within three (3) New York Stock Exchange trading days after the date of execution of this notice of guaranteed delivery.

   The undersigned acknowledges that it must deliver to the exchange agent the letter of transmittal or a facsimile thereof, or an agent's message in lieu thereof, and the old notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such old notes to the exchange agent's account at DTC within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

__________________________________       __________________________________
          Name of Firm                          Authorized Signature

__________________________________       __________________________________
              Address                                  Title

__________________________________       __________________________________
             Zip Code                          (Please Type or Print)

Telephone Number:_________________       Date:_____________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.